FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1998
                                                         -----------------

                                 TDS CAPITAL II
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                    1-13853                      36-7208942
   --------                    -------                      ----------
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                Identification No.)
 incorporation)



   c/o Telephone and Data Systems, Inc.
   30 North LaSalle Street, Chicago, Illinois               60602
-----------------------------------------------           ----------
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Iowa                         1-8251                   36-2669023
      ----                         ------                   ----------
(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)              Identification No.)
 incorporation)


   30 North LaSalle Street, Chicago, Illinois                     60602
------------------------------------------------                ----------
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)




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Item 5.   Other Events.
          -------------

         On February 10, 1998, TDS Capital II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), completed the issuance and sale of 6,000,000 8.04% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Securities) fully and unconditionally guaranteed by Telephone and Data Systems, Inc., an Iowa corporation (the "Company"), to the extent set forth in the Prospectus Supplement related to such issuance and sale. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


By:  Telephone and Data Systems, Inc.
        As sponsor


By:  /s/ GREGORY J. WILKINSON
     ------------------------
     Gregory J. Wilkinson
     Vice President and Controller
     (principal accounting officer)


By:  Telephone and Data Systems, Inc.


By:  /s/ GREGORY J. WILKINSON
     ------------------------
     Gregory J. Wilkinson
     Vice President and Controller
     (principal accounting officer)


Date: April 28, 1998









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                                  EXHIBIT INDEX


     Exhibit Number        Description of Exhibit
     --------------        ----------------------

         4.1 Amended and Restated Declaration of Trust, dated as of February 10, 1998, by and among the Company, as Sponsor, the Trust, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee and the Regular Trustee named therein.

         4.2 Preferred Securities Guarantee Agreement, dated as of February 10, 1998, by and among the Company and The First National Bank of Chicago, as Guarantee Trustee for the benefit of the holders of Trust Preferred Securities of the Trust.

         4.3 Second Supplemental Indenture, dated as of February 10, 1998, by and among the Company and The First National Bank of Chicago, as Debt Trustee.

























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